UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2024

First Financial Northwest, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction of	Commission	(I.R.S. Employer
Incorporation	File Number	Identification No.)

201 Wells Avenue South, Renton, Washington	98057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FFNW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosures.*

On December 12, 2024, First Financial Northwest, Inc. (the “Company”) issued a set of frequently asked questions to employees of the Company and First Financial Northwest Bank (the “Employee FAQs”) regarding the Company’s pending transaction with Global Federal Credit Union (“Global”), including updates on expected regulatory approvals, anticipated consummation timing, and range of consideration expected to be received by Company shareholders.

The foregoing summary of the Employee FAQs does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-looking statements:

When used in this Current Report on Form 8-K and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about, among other things, our pending transaction with Global Federal Credit Union (“Global”) whereby Global, pursuant to the definitive purchase and assumption agreement (the “P&A Agreement”), will acquire substantially all of the assets and assume substantially all of the liabilities of the Bank, expectations of the business environment in which we operate, projections of future performance or financial items, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based on current management expectations and may, therefore, involve risks and uncertainties. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements made by, or on behalf of, us and could negatively affect our operating and stock performance. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the parties to terminate the P&A Agreement; delays in completing the P&A Agreement; the failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the Global transaction, including the P&A Agreement, on a timely basis or at all; delays or other circumstances arising from the dissolution of the Bank and the Company following completion of the P&A Agreement; diversion of management’s attention from ongoing business operations and opportunities during the pending Global transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the Global transaction; adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company’s business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a recession or slowed economic growth; changes in the interest rate environment, including increases or decreases in the Federal Reserve benchmark rate and duration at which such interest rate levels are maintained, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures; legislative and regulatory changes; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; effects of critical accounting policies and judgments, including the use of estimates in determining the fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, civil unrest and other external events on our business; and other factors described in the Company’s latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with or furnished to the Securities and Exchange Commission – that are available on our website at www.ffnwb.com and on the SEC’s website at www.sec.gov.

Any of the forward-looking statements that we make in this Current Report on Form 8-K and in the other public statements are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Item 9.01. Financial Statements and Exhibits.*

(d)	Exhibits

99.1	First Financial Northwest, Inc. Employee Q&A Regarding Status of Global Transaction
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*       The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First Financial Northwest, Inc. under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: December 12, 2024	By:	/s/ Richard P. Jacobson
Richard P. Jacobson
Executive Vice President and Chief Financial Officer